Exhibit 10.17.5

AMENDMENT
TO
MACY'S INC. 401(K) RETIREMENT INVESTMENT PLAN
The Macy's Inc. 401(k) Retirement Investment Plan (the "Plan") is hereby amended, effective as of January 1, 2016 (and for plan years beginning on and after that date), in the following respects:
1.Section 4.1 of the Plan is amended to provide as follows:
4.1    Eligibility for Participation. Persons shall remain or become Participants in the Plan only in accordance with the following subsections of this Section 4.1.
4.1.1    Any person who was a Participant in a Prior Plan immediately prior to January 1, 2016, and who either is an Employee as of January 1, 2016 or still has an unpaid and nonforfeited interest in any Account under the Plan as of January 1, 2016, shall be a Participant in the Plan as of January 1, 2016.
4.1.2    Further, each person who at any time on or after January 1, 2016, is classified by the Human Resources system as a regular full-time Employee and who as of any Entry Date which occurs on or after January 1, 2016, (i) has attained at least age 21 and (ii) is a Covered Employee shall become a Participant as of such Entry Date, but solely with respect to eligibility to make Savings Contributions to the Plan. Unless and until such person satisfies the requirements of Subsection 4.1.3 below, he or she shall not be subject to the default election provisions of Subsection 5.1.7 or 5.1.8, as applicable, and shall not be eligible for allocations of Matching Contributions. If a person's employment status changes after January 1, 2016, so that he is no longer classified as a regular, full-time Employee, the person shall not cease to be a Participant for purposes of this Subsection 4.1.2.
4.1.3    Further, each person who, as of any Entry Date which occurs on or after January 1, 2016, (i) has completed at least one year of Eligibility Service, (ii) has attained at least age 21, and (iii) is a Covered Employee shall become a Participant subject to the default election provisions of Subsection 5.1.7 or 5.1.8, as applicable, and eligible to receive allocations of Matching Contributions as of such Entry Date.
4.1.4    Notwithstanding the foregoing, if a person would become a Participant as of any Entry Date under the provisions of Subsection 4.1.2 or 4.1.3 but for the fact that he or she is not a Covered Employee, and he or she subsequently becomes a Covered Employee, such person shall be deemed a Participant in the Plan on the date he or she subsequently becomes a Covered Employee. If such person would only have become a Participant under the immediate participation provisions of Subsection 4.1.2 and would not yet have become a Participant under the provisions of Subsection 4.1.3, his or her participation shall be limited as provided in Subsection 4.1.2.

2.    Section 4.4 of the Plan is amended to provide as follows:
4.4    Reinstatement of Participation.    Any person who ceases to be an active Participant, but who is thereafter reemployed as a Covered Employee by the Employer, shall be reinstated as an active Participant as of the date on which he or she next completes an Hour of Service as a Covered Employee on or after such reemployment. If such person was a Participant solely for purposes of affirmatively electing to make Savings Contributions to the Plan, as provided in Subsection 4.1.2, the following shall apply:
4.4.1    His or her participation shall be limited upon reemployment as provided in Subsection 4.1.2, unless and until he satisfies the requirements of Subsection 4.1.3.
4.4.2    If, following reemployment, such person is no longer classified as a regular, full-time Employee, the person shall nevertheless be reinstated as a Participant for purposes of Subsection 4.1.2.
3.    Paragraph (b) of Subsection 5.1.5 of the Plan is amended to provide as follows:
(b)    Except as otherwise may be provided under the immediately following sentences, any Savings Agreement which is made by an active Participant pursuant to the provisions of this Subsection 5.1.5 shall become effective as of the first Pay Day that occurs after such agreement is filed with a Plan representative and on which the Committee can reasonably put such amendment into effect. Notwithstanding the foregoing, if a person who became a Participant under the immediate participation provisions of Subsection 4.1.2 has affirmatively enrolled in a Savings Agreement and such Savings Agreement is in effect at the time he becomes a qualified automatic contribution eligible Participant or a post-2007 newly eligible non-qualified automatic contribution eligible collectively bargained Participant, and the Participant affirmatively enrolls in a new Savings Agreement within the opt-out period before the default election applies to him, the new Savings Agreement shall become effective as soon as administratively possible. The Committee may adopt procedures by which any Savings Agreement can go into effect only at certain times (e.g., as of the first Pay Day that occurs a certain number of days after the agreement or amendment is filed with a Plan representative or as of the first administratively possible Pay Day that occurs in the calendar month following the month in which the agreement is filed with a Plan representative.
4.    Paragraph (f) of Subsection 5.1.7 of the Plan is amended to provide as follows:
(f)    For purposes of this Subsection 5.1.7 and all other provisions of the Plan, a "qualified automatic contribution eligible Participant" means, with respect to any period, a Participant who (i) has satisfied the requirements of Subsection 4.1.3, (ii) become a Participant in accordance with the provisions of that Subsection or Subsection 4.1.4, and (iii) is not for such period a non-qualified automatic contribution eligible collectively-bargained Participant (as defined in paragraph (g) of this Section 5.1.7).

If a person who became a Participant under the immediate participation provisions of Subsection 4.1.2 subsequently satisfies the requirements of Subsection 4.1.3, he or she shall become a qualified automatic contribution eligible Participant on the date he or she becomes a Participant under the provisions of Subsection 4.1.3 or 4.1.4, as applicable, unless he or she is a non-qualified automatic contribution eligible collectively-bargained Participant on such date.
5.    Paragraph (a) of Subsection 5.1.8 of the Plan is amended to provide as follows:
(a)    For purposes of this Subsection 5.1.8 and all other provisions of the Plan, a "post-2007 newly eligible non-qualified automatic contribution eligible collectively-bargained Participant" means, as of any date or for any period, any Participant who (i) first became or becomes a Participant in the Plan, within the meaning of Subsection 4.1.3, (or a participant in the Macy's Immediate Prior Plan) on or after September 1, 2008 (and had not been prior to such date a participant in any Prior Plan) and (iii) is a non-qualified automatic contribution eligible collectively bargained Participant (as defined in Subsection 5.1.7(g) above) as of such date or for such period. For purposes of this Subsection 5.1.8, such a Participant shall be deemed a post-2007 newly eligible non-qualified automatic contribution eligible collectively bargained Participant beginning on the date he or she first became or becomes a Participant in the Plan, within the meaning of Subsection 4.1.3 (or a participant in the Macy's Immediate Prior Plan) provided that he or she qualifies as a post-2007 newly eligible non-qualified automatic contribution eligible collectively bargained Participant on such date.
6.    Subsection 5.1.9 of the Plan is amended to provide as follows:
5.1.9    Any Savings Agreement that becomes effective for a Participant under any of the foregoing provisions of this Section 5.1 (whether through an affirmative election or a default election) shall remain in effect until the earliest of (i) the date a new Savings Agreement that is affirmatively enrolled in by the Participant pursuant to the foregoing provisions of this Section 5.1 becomes effective, (ii) if a person who became a Participant under the immediate participation provisions of Subsection 4.1.2 has a Savings Agreement in effect at the time he or she satisfies the requirements of Subsection 4.1.3, the date the Participant first becomes subject to the default election provisions of Subsection 5.1.7 or 5.1.8, as applicable, (iii) the date of expiration of a reasonable administrative period that follows the date on which the Participant ceases to be a Covered Employee and that is set by the Committee in order to permit the Plan a reasonable period of time to suspend the applicable Savings Agreement. If such Savings Agreement is suspended by reason of clause (iii) of the immediately preceding sentence, then, notwithstanding any other provision of the Plan which may read to the contrary, such prior Savings Agreement shall continue to be deemed a valid Savings Agreement that merely is temporarily not in effect during the period of suspension, until it is reactivated or permanently rendered invalid under the following paragraphs of this Subsection 5.1.9.

(a)    General Rule:
(1)    If such Participant's Savings Agreement is suspended by reason of clause (iii) of the first sentence of this Subsection 5.1.9 but the Participant again becomes a Covered Employee by the end of the Plan Year which immediately follows the latest Plan Year in which any Savings Contributions were made by reason of such Savings Agreement before it was so suspended, then such prior Savings Agreement shall no longer be suspended and instead shall be reactivated and again in effect as of the date he or she so again becomes a Covered Employee; except that, if, by the date such prior Savings Agreement goes into effect, the Participant has affirmatively enrolled in a new Savings Agreement pursuant to the foregoing provisions of this Section 5.1 that becomes effective as of such date, such prior Savings Agreement shall be then deemed invalid and permanently ineffective.
(2)    However, if such Participant's Savings Agreement is suspended by reason of clause (iii) of the immediately preceding sentence and the Participant does not become a Covered Employee by the end of the Plan Year which immediately follows the latest Plan Year in which any Savings Contributions were made by reason of such Savings Agreement before it was so suspended, then such prior Savings Agreement shall be rendered invalid and permanently ineffective as of the end of the Plan Year which immediately follows the latest Plan Year in which any Savings Contributions were made by reason of such Savings Agreement before it was so suspended.
(b)    Special Rule for Immediately Eligible Participants: Notwithstanding the provisions of paragraph (a) of this Subsection 5.1.9, if a person who became a Participant under the immediate participation provisions of Subsection 4.1.2 affirmatively enrolls in a Savings Agreement and terminates employment before he or she satisfies the requirements of Subsection 4.1.3, the following shall apply:
(1)    If such Participant's Savings Agreement is suspended by reason of clause (iii) of the first sentence of this Subsection 5.1.9 but the Participant is re-hired as a Covered Employee by the end of the Plan Year which immediately follows the Plan Year in which his employment terminated, then such prior Savings Agreement shall no longer be suspended and instead shall be reactivated and again in effect as of the date he or she so again becomes a Covered Employee; except that, if, by the date such prior Savings Agreement goes into effect, the Participant has affirmatively enrolled in a new Savings Agreement pursuant to the foregoing provisions of this Section 5.1 that becomes effective as of such date, such prior Savings Agreement shall be then deemed invalid and permanently ineffective.
(2)    However, if such Participant's Savings Agreement is suspended by reason of clause (iii) of the immediately preceding sentence and the Participant is not re-hired as a Covered Employee by the end of the Plan Year which immediately follows the Plan Year in which his employment terminated, then such prior Savings Agreement shall be rendered invalid and permanently ineffective as of the end of the Plan Year which immediately follows the Plan Year in which his employment terminated.

7.    Section 5.2 of the Plan is amended to provide as follows:
5.2    Catch-Up Contributions. Notwithstanding any other provisions of the Plan (and Section 5.1 above in particular) to the contrary, any Participant who is otherwise eligible to elect to have Pre-Tax Elective Savings Contributions and/or Roth Elective Savings Contributions made for him or her under the Plan and who will be at least age 50 before the close of a calendar year (or a taxable year of the Participant that begins in such calendar year) shall be eligible to elect to make catch-up contributions (as defined in the following subsections of this Section 5.2) for such calendar year(or such taxable year).
5.2.1    For purposes of this Section 5.2 and the other provisions of the Plan, "catch-up contributions" means, with respect to any Participant and for any calendar year (or a taxable year of the Participant that begins in such calendar year), Pre-Tax and/or Roth Elective Contributions that are affirmatively elected by the Participant in accordance with the provisions of Section 5.1 above (as if they were permitted to be elected under such section) for any Pay Days occurring in such calendar year (or taxable year) but which would not otherwise be permitted to be made or retained under the Plan by reason of the limits that otherwise apply to Pre-Tax and Roth Elective Savings Contributions under Sections 401(a)(3), 401(k)(3), and 415(c) of the Code (and Subsection 5.1.3 above, Section 5A.2 below, and Article 7A below that implement such Code sections) and under Section 5.1.2 above (that implements an Employer-designated limit under the Plan). The determination of whether any of the Participant's Pre-Tax and/or Roth Elective Savings Contributions are catch-up contributions because they exceed any of the limits described in the immediately preceding sentence shall be determined (i) for a limit based on a Plan Year or limitation year, at the end of such year; or (ii) for a limit based on any other basis (such as a calendar year or taxable year of the Participant), as of the Pay Date that relates to such Pre-Tax and/or Roth Elective Savings Contributions. Whether a Participant's catch-up contributions are treated as Pre-Tax Elective Savings Contributions or Roth Elective Savings Contributions depends upon the nature of the contributions when made. If a Participant makes only Pre-Tax Elective Savings Contributions, his catch-up contributions will be treated Pre-Tax Elective Savings Contributions. If a Participant makes only Roth Elective Savings Contributions, his catch-up contributions will be treated as Roth Elective Savings Contributions. If a Participant is making both Pre-Tax and Roth Elective Savings Contributions and does not designate whether his catch-up contributions will be treated as Pre-Tax or Roth Elective Contributions, his catch-up contributions will consist first of any excess Pre-Tax Elective Savings Contributions and, to the extent necessary, shall then consist of excess Roth Elective Savings Contributions.
5.2.2    In no event may a Participant elect to make catch-up contributions to the Plan for any calendar year (or taxable year of the Participant that begins in such calendar year) in excess of the lesser of (i) the difference between (A) the Participant's Covered Compensation for such calendar year (or such taxable year) and (B) the Participant's Pre-Tax Elective Savings Contributions plus his or her Roth Elective Savings Contributions that are not catch-up contributions made on all Pay Days occurring in such year; or (ii) the applicable catch-up limit established for such calendar year under and pursuant to Section 414(v)(2)(B)(i) of the Code, as such limit is adjusted under Code

Section 414(v)(2)(C) by the Secretary of the Treasury or his or her delegate for such calendar year.
5.2.3    For purposes of effectively permitting each eligible Participant to make catch-up contributions, a Participant who is entitled to elect to make catch-up contributions to the Plan for any calendar year (or any taxable year of the Participant that begins in such calendar year) may elect to make Pre-Tax Elective Savings Contributions, Roth Elective Savings Contributions, or a combination thereof under the Plan for any Pay Day in such year under and subject to Section 5.1 that would otherwise be permitted for such Pay Day of the amount of the Participant's Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions for such Pay Day equaled the sum of (i) the limits on Pre-Tax Elective Savings Contributions and Roth Elective Savings Contributions that could otherwise be made for such Pay Day if the provisions of this Section 5.2 were disregarded and (ii) the lesser of (A) the difference between the Participant's Covered Compensation for such Pay Day and the sum of the Participant's Pre-Tax Elective Savings Contributions plus his or her Roth Elective Savings Contributions that are not catch-up contributions made for such Pay Day or (B) the difference between the limit described in clause (ii) of Subsection 5.2.2 above and all of the Participant's catch-up contributions made for earlier Pay Days that occurred in the same calendar year (or taxable year) as the subject year.
5.2.4    Notwithstanding any other provisions of the Plan to the contrary, any catch-up contributions shall not be treated as Pre-Tax Elective Savings Contributions or Roth Elective Savings Contributions for purposes of, or as causing the Plan to fail the requirements of, Code Section 401(a)(30), 401(k)(3), 410(b), 415, or 416 (or any of Subsection 5.1.3 above, Section 5A.2 below, Article 7A below, or Article 15 below to the extent it implements any such Code section).
8.    Section 9A.8 of the Plan is amended to provide as follows:
9A.8    Minimum Required Installment Form of Benefit. Subject to the other provisions of the Plan, a Participant who is required to receive a retirement benefit under Section 9.1 above on his or her Required Commencement Date may receive his or her Savings Benefit in a special installment form ( for purposes of this Section 9A.8, the "Minimum Required Installment Form"). The Minimum Required Installment Form is subject to the following subsections of this Section 9A.8.
9A.8.1    If a Participant's Required Commencement Date occurs prior to his or her having ceased to be an Employee, payment shall be made in the Minimum Required Installment Form during the Participant's continued employment, unless and until the Participant elects, prior to the date of any installment payment otherwise required under the Minimum Required Installment Form, to receive his or her Savings Benefit in the normal form set forth in Section 9A.2 above (in which case his or her remaining Savings Benefit shall be paid in such normal form) or in an optional annuity form (in which case such election shall be subject to the rules of Subsections 9A.3.1 through 9A.3.5 above and of Sections 9A.4 through 9A.6 above and, subject to such rules, his or her remaining Savings Benefit shall be paid in such optional annuity form).

Unless the Participant affirmatively elects otherwise, upon ceasing to be an Employee, any remaining vested balance in his or her Savings Benefit Accounts shall be paid to the Participant (or, if he or she dies before such payment, to the beneficiary of the Participant designated under Section 10.6 below) in a lump sum cash payment. For purposes of this lump sum payment, the remaining vested balances of the Participant's Savings Benefit Accounts to be so distributed shall be based on the latest valuations of the Investment Funds which have been completed prior to the date of the distributions and the results of which are available on such date to the Committee. If prior to the date a Participant ceases to be an Employee he or she affirmatively elects in writing to have his or her Savings Benefit paid in the Minimum Required Installment Form (with or without a lump sum payment upon ceasing to be an Employee), then such form, once it commences, shall continue in accordance with the terms of this Section 9A.8 which apply to such form and shall not be subject to change. The Committee may require for administrative reasons that any election under this Subsection 9A.8.1 be filed a reasonable number of days or months prior to the date it is to be effective.
9A.8.2    If a Participant's Required Commencement Date occurs on or after his or her having ceased to be an Employee, the Participant may elect to receive payment in the Minimum Required Installment Form. The Committee may require for administrative reasons that any such election be filed a reasonable number of days or months prior to the Participant's Required Commencement Date for it to be considered effective as of the Participant's Required Commencement Date.
9A.8.3    Under the Minimum Required Installment Form and subject to Subsection 11.1.2 below, a part of the vested balances of the Participant's Savings Benefit Accounts is paid in cash to the Participant (or if he or she dies before payment of such part, to the beneficiary of the Participant designated under Section 10.6 below) for each Distribution Year. For any Distribution Year, the amount of the distribution shall be equal to the lesser of: (i) an amount equal to the total vested balances of all of the Participant's Accounts (determined as of the last day of the latest calendar year which ends prior to the subject Distribution Year) divided by the Life Expectancy of the Participant for such Distribution Year; or (ii) an amount equal to the vested balances of the Participant's Savings Benefit Accounts (determined as of the latest valuations of the Investment Funds which have been completed prior to the distribution and the results of which are available as of such date to the Committee). Any distribution which is made hereunder for a Distribution Year shall be deemed for Plan purposes to be taken first from the Participant's Savings Account, second (only to the extent still necessary) from his or her Rollover Account, and third (only to the extent still necessary) from his or her Matching Account.
9A.8.4    The distribution to be made under the Minimum Required Distribution Form for the Participant's first Distribution Year shall be made on the Participant's Required Commencement Date. The distribution to be made under the Minimum Required Distribution Form for any later Distribution Year shall be made on a date that falls within such Distribution Year and which the Committee determines for administrative reasons to be the date on which such distribution is to be made; except that if a Participant receiving payment in accordance with Subsection 9A.8.1 above is to receive a lump sum payment upon ceasing to be an Employee, instead of a separate payment, the distribution to be made for the Distribution Year in which the Participant ceases to be an Employee may be paid as part of the final lump sum cash payment provided for in Subsection 9A.8.1 above (whenever it is paid) if (and only if) such final payment is made in such Distribution Year.
9A.8.5    For purposes of this Section 9A.8, a "Distribution Year" means, with respect to any Participant, the latest calendar year which ends prior to or with the latest date which could serve as the Participant's Required Commencement Date and each later calendar year.
9A.8.6    Also for purposes of this Section 9A.8, the "Life Expectancy" of the Participant shall be, for each and any Distribution Year, the Participant's life expectancy divisor for such Distribution Year. For purposes hereof, a Participant's "life expectancy divisor" for any such Distribution Year shall be deemed to be the applicable multiple set forth in the Uniform Life Table set forth in Treasury Regulations Section 1.401(a)(9)-9(Q&A-2) that applies to the age of the Participant on his or her birthday in the subject Distribution Year.
9.    A new Section 9A.9 is added at the end of Article 9A to provide as follows:
9A.9    Required Lump Sum Form for Small Savings Benefit Accounts. Notwithstanding any other provision of the Plan to the contrary, if (i) the value of the Participant's Savings Benefit at the time it is processed for distribution, when added to the value of any benefit under Article 9B below, is $1,000 or less and (ii) the Participant has not begun receiving payment of his or her Savings Benefit, the Participant shall automatically receive his or her Savings Benefit in the normal form set forth in Section 9A.2 above (and not in any annuity or in the Minimum Required Distribution Form).
10.    Section 9B.7 of the Plan is amended to provide as follows:
9B.7    Required Lump Sum Form for Small Profit Sharing Benefit.
9B.7.1    Notwithstanding any other provision of the Plan to the contrary, if (i) the value of the Participant's Profit Sharing Benefit at the time it is processed for distribution, when added to the value of any benefit under Article 9A above, is $1,000 or less and (ii) the Participant has not begun receiving payment of his or her Profit Sharing Benefit, the Participant shall automatically receive his or her Profit Sharing Benefit in the form of a lump sum payment (and not in any annuity or in the Minimum Required Distribution Form).
9B.7.1    The amount of any lump sum payment that is payable pursuant to Subsection 9B.7.1 above shall be equal to the vested balance in the Participant's Profit Sharing Accounts determined as of a date which is reasonably chosen by the Committee or a Committee representative to be sufficiently in advance of the distributions to as to allow the Committee time to process the distribution. Subject to Section 11.1.2 below, such lump sum payment shall be made in cash.

11.    Section 9B.8 of the Plan is amended to provide as follows:
9B.8    Optional Minimum Required Installment Form of Benefit. A Participant who is required to receive a retirement benefit under Section 9.1 above on his or her Required Commencement Date may elect to receive his or her Profit Sharing Benefit, in lieu of the form otherwise payable under Section 9B.2 above and provided all of the election provisions of Section 9B.3 above are met, in a special installment form ( for purposes of this Section 9B.8, the "Minimum Required Installment Form"). Such an election must, in addition to the requirements set forth in Section 9B.3 above, be made prior to the Participant's Required Commencement Date. If a Participant's Required Commencement Date occurs prior to his or her having ceased to be an Employee, the Participant's election must specify whether, upon ceasing to be an Employee, payment of any remaining vested balance in his or her Profit Sharing Accounts (i) shall be paid to the Participant (or, if he or she dies before such payment, to the beneficiary of the Participant designated under Section 10A.9 below) in a lump sum cash payment or (ii) shall continue to be paid in the Minimum Required Installment Form until the earlier of the date the Participant dies or the date no vested balance remains in his or her Profit Sharing Accounts. For purposes of the lump sum payment to be made under clause (i) of the preceding sentence, the remaining vested balances of the Participant's Profit Sharing Accounts shall be based on the latest valuations of the Investment Funds which have been completed prior to the date of the distribution and the results of which are available on such date to the Committee. The Committee may require for administrative reasons that such election must be made a reasonable number of days or months prior to the Participant's Required Commencement Date for it to be considered effective. If a Participant affirmatively elects in writing to have his or her Profit Sharing Benefit pain the Minimum Required Installment Form, then such form, once it commences, shall continue in accordance with the Participant's election and the terms of this Section 9B.8 which apply to such form and shall not be subject to change. The Minimum Required Installment Form is subject to the following subsections of this Section 9B.8.
9B.8.1    Under the Minimum Required Installment Form and subject to Subsection 11.1.2 below, a part of the vested balances of the Participant's Profit Sharing Accounts is paid in cash to the Participant (or if he or she dies before payment of such part, to the beneficiary of the Participant designated under Section 10A.9 below) for each Distribution Year. For any Distribution Year, the amount of the distribution shall be equal to the difference between: (i) an amount equal to the total vested balances of all of the Participant's Accounts (determined as of the last day of the latest calendar year which ends prior to the subject Distribution Year) divided by the Life Expectancy of the Participant for such Distribution Year; or (ii) the amount distributed to the Participant for such Distribution Year under Section 9A.8 above.
9B.8.2    The distribution to be made under the Minimum Required Distribution Form for the Participant's first Distribution Year shall be made on the Participant's Required Commencement Date. The distribution to be made under the Minimum Required Distribution Form for any later Distribution Year shall be made on a date that falls within such Distribution Year and which the Committee determines for administrative reasons to be the date on which such distribution is to be made; except that if a Participant is to receive a lump sum payment under clause (i) of Section 9B.1 above upon ceasing to be an Employee, instead of a separate payment, the distribution to be made for the Distribution Year in which the Participant ceases to be an Employee may be paid as part of the final lump sum cash payment provided for in Subsection 9B.8 above (whenever it is paid) if (and only if) such final payment is made in such Distribution Year.
9B.8.3    For purposes of this Section 9B.8, a "Distribution Year" means, with respect to any Participant, the latest calendar year which ends prior to or with the latest date which could serve as the Participant's Required Commencement Date and each later calendar year.
9B.8.4    Also for purposes of this Section 9B.8, the "Life Expectancy" of the Participant shall be, for each and any Distribution Year, the Participant's life expectancy divisor for such Distribution Year. For purposes hereof, a Participant's "life expectancy divisor" for any such Distribution Year shall be deemed to be the applicable multiple set forth in the Uniform Life Table set forth in Treasury Regulations Section 1.401(a)(9)-9(Q&A-2) that applies to the age of the Participant on his or her birthday in the subject Distribution Year.
9B.8.5    Notwithstanding the foregoing provisions of this Article 9B, if the Participant has any Savings Benefit which is also being distributed under Article 9A above on his or her Required Commencement Date, then he or she may elect that his or her Profit Sharing Benefit is to be distributed in the Minimum Required Distribution Form described in this Section 9B.8 only if the Participant also elects in writing to have his or her Savings Benefit distributions in the Minimum Required Distribution Form described in Section 9A.8 above.
9B.8.6    Also notwithstanding the foregoing provisions of this Article 9B, if (i) the Participant has any Savings Benefit which is also being distributed under Article 9A above on his or her Required Commencement Date solely because he or she has reached such date, (ii) such Savings Benefit is distributed under the provisions of Article 9A above in the Minimum Required Distribution Form described in 9A.8 above, (iii) the Participant fails to indicate to a Plan representative the form in which he or she wants his or her Profit Sharing Benefit distributed on his or her Required Commencement Date, and (iv) no portion of his or her Profit Sharing Benefit would be required to be paid on his or her Required Commencement Date under the Minimum Required Distribution Form described in this Section 9B.8 even if such Minimum Required Distribution Form had been elected, then the Participant shall be deemed to have elected to receive his or her Profit Sharing Benefit under the Minimum Required Distribution Form described in this Section 9B.8 until the first date on which some portion of his or her Profit Sharing Benefit would be required to be paid under the Minimum Required Distribution Form described in this Section 9B.8 (for purposes of this Subsection 9B.8.6, the "Required Profit Sharing Distribution Date"). At such time, the distribution form of the Participant's Profit Sharing Benefit shall be re-determined under all of the provisions of this Article 9B (disregarding only this Subsection 9B.8.6) as if the Required Profit Sharing Distribution Date was the date on which the Participant's Profit Sharing Benefit was to commence.

IN ORDER TO EFFECT THE FOREGOING PLAN REVISIONS, the sponsor of the Plan hereby signs this Plan Amendment.

MACY’S, INC.

By:     /s/ William Tompkins

Title:     SVP, HR & Total Rewards

Date:      12/7/15

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